Van Kampen Municipal Opportunity Trust
                          Item 77(O) 10F-3 Transactions
                         May 1, 2005 - October 31, 2005



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Virgin  5/13/    -     $98.47 $448,26  1,020,    0.23%  0.25%   Bear,    Bear
  ia      05                   0,000     000                    Stearn  Stearn
Tobacc                                                           s &       s
   o                                                             Co.
Settle                                                          Inc.,
 ment                                                           Citigr
Financ                                                           oup,
  ing                                                           First
Corpor                                                          Albany
 ation                                                          Capita
                                                                  l
                                                                Inc.,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                 BB&T
                                                                Capita
                                                                  l
                                                                Market
                                                                 s, A
                                                                Divisi
                                                                on of
                                                                Scott
                                                                  &
                                                                String
                                                                fellow
                                                                  ,
                                                                Inc.,
                                                                 M.R.
                                                                Beal &
                                                                Compan
                                                                  y,
                                                                Davenp
                                                                ort &
                                                                Compan
                                                                  y,
                                                                 LLC,
                                                                Morgan
                                                                Keegan
                                                                  &
                                                                Compan
                                                                  y,
                                                                Inc.,
                                                                 UBS
                                                                Financ
                                                                 ial
                                                                Servic
                                                                  es
                                                                Inc.,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Morgan
                                                                Stanle
                                                                 y &
                                                                 Co.
                                                                Incorp
                                                                orated
                                                                , Legg
                                                                Mason
                                                                 Wood
                                                                Walker
                                                                  ,
                                                                Inc.,
                                                                Wachov
                                                                  ia
                                                                Bank,
                                                                Nation
                                                                  al
                                                                Associ
                                                                ation
                                                                Bear,
                                                                Stearn
Golden  7/28/    -     $102.3 $3,140,  1,500,    0.05%  0.36%    s &     Bear
 State    05             3    563,508    000                     Co.    Stearn
Tobacc                                                          Inc.,      s
   o                                                            Citigr
Securi                                                           oup,
tizati                                                          Goldma
  on                                                              n,
 Corp.                                                          Sachs
                                                                & Co.,
                                                                Sieber
                                                                  t
                                                                Brandf
                                                                 ord
                                                                Shank
                                                                & Co.
                                                                 LLC,
                                                                 A.G.
                                                                Edward
                                                                  s,
                                                                First
                                                                Albany
                                                                Capita
                                                                  l,
                                                                Inc.,
                                                                JPMorg
                                                                  an
                                                                Securi
                                                                 ties
                                                                Inc.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Alamo
                                                                Capita
                                                                  l,
                                                                Great
                                                                Pacifi
                                                                  c
                                                                Securi
                                                                 ties
                                                                Inc.,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                 M.R.
                                                                Beal &
                                                                Compan
                                                                  y,
                                                                Stone
                                                                  &
                                                                Youngb
                                                                 erg,
                                                                 LLC,
                                                                Wachov
                                                                  ia
                                                                Bank,
                                                                Nation
                                                                  al
                                                                Associ
                                                                ation,
                                                                 E.J.
                                                                De La
                                                                Rosa &
                                                                 Co.,
                                                                Inc.,
                                                                Jackso
                                                                  n
                                                                Securi
                                                                ties,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Pragor
                                                                  ,
                                                                Sealy
                                                                  &
                                                                Compan
                                                                  y,
                                                                 LLC,
                                                                 UBS
                                                                Financ
                                                                 ial
                                                                Servic
                                                                  es
                                                                 Inc.
                                                                Citigr
                                                                 oup,
Puerto  9/22/    -     $102.7 $1,499,  1,250,    0.08%  0.31%   Lehman  Citigr
 Rico     05             1    910,000    000                    Brothe    oup
Highwa                                                           rs,
 ys &                                                            UBS
Transp                                                          Financ
ortati                                                           ial
  on                                                            Servic
Author                                                            es
  ity                                                           Inc.,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Samuel
                                                                  A.
                                                                Ramire
                                                                 z &
                                                                 Co.,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & CO.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                JPMorg
                                                                 an,
                                                                Raymon
                                                                  d
                                                                James
                                                                  &
                                                                Associ
                                                                ates,
                                                                Inc.,
                                                                Wachov
                                                                  ia
                                                                Bank,
                                                                Nation
                                                                  al
                                                                Associ
                                                                ation